SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2007

ACTION FASHIONS, LTD.

(Exact name of registrant as specified in its charter)

Colorado	000-52413	20-4092640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
P.O. Box 235472
Encinitas, CA 92024
(Address of principal executive offices)

(858) 229-8116
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

On December 6, 2007, our board appointed Susie L.G. Johnson to our board of directors.

On December 7, 2007, our board accepted the resignation of Phillip E. Koehnke as an officer and director of the Company. Mr. Koehnke’s resignation was not because of any disagreements with the
Company on matters relating to its operations, policies or practices.

On December 7, 2007, our board named Susie L.G. Johnson as our President, Chief Financial Officer and Secretary.

Susie L.G. Johnson

Ms. Johnson is our President, Chief Executive Officer and Secretary. Ms. Johnson’s career has been focused on management. She served as a Production Control Analyst for US Air in Reno and San Diego
California for 9 years and thereafter managed a cellular retail outlet in Kingsville, Texas. She is a licensed cosmetologist and has owned and operated a sole proprietor hair salon business since 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACTION FASHIONS, LTD.
/s/	Susie L.G. Johnson _________________________
By:	Susie L.G. Johnson
Its:	Secretary